Fund Name	Ticker Symbol (Exchange)

Simplify Chinese Commodities Strategy No K-1 ETF	CCOM (NYSE Arca, Inc.)

a series (the “Fund”) of Simplified Exchange Traded Funds (the “Trust”)

Supplement dated August 11, 2026, to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) dated January 9, 2026

Effective August 7, 2026, Michael Green and Paisley Nardini no longer serve as portfolio managers of the Fund. Therefore, all references to Michael Green and Paisley Nardini are removed from the Fund’s Prospectus, Summary Prospectus and SAI.

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This Supplement and the Prospectus and SAI dated January 9, 2026, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (855) 722-8488.